EXHIBIT 10.1.2

SALE AND SERVICING

AGREEMENT

among

[   ]

as Issuing Entity,

[   ]

as Servicer and Sponsor,

and

ACE SECURITIES CORP.

as Depositor

Dated as of [   ]

ARTICLE I

DEFINITIONS

SECTION 1.01

Definitions

1

SECTION 1.02

Other Definitional Provisions

16

ARTICLE II

CONVEYANCE OF RECEIVABLES

SECTION 2.01

Conveyance of Receivables

17

ARTICLE III

THE RECEIVABLES

SECTION 3.01

Representations and Warranties of Depositor and Sponsor.

18

SECTION 3.02

Repurchase Upon Breach

22

SECTION 3.03

Custody of Receivable Files

23

SECTION 3.04

Duties of Servicer as Custodian

23

SECTION 3.05

Instructions; Authority to Act

24

SECTION 3.06

Custodian’s Indemnification

24

SECTION 3.07

Effective Period and Termination

24

ARTICLE IV

ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.01

Duties of Servicer

25

SECTION 4.02

Collection and Allocation of Receivable Payments

26

SECTION 4.03

Realization Upon Receivables

26

SECTION 4.04

Physical Damage Insurance; Other Insurance

26

SECTION 4.05

Maintenance of Security Interests in Financed Vehicles

27

SECTION 4.06

Covenants of Servicer

27

SECTION 4.07

Purchase of Receivables Upon Breach

28

SECTION 4.08

Servicing Fee

28

SECTION 4.09

Servicer’s Certificate

28

SECTION 4.10

Annual Statement as to Compliance: Notice of Default

32

SECTION 4.11

Assessments of Compliance and Attestation Reports

33

SECTION 4.12

Access to Certain Documentation and Information Regarding

Receivables

34

SECTION 4.13

Servicer Expenses

34

SECTION 4.14

Appointment of Subservicer or Subcontractor.

34

SECTION 4.15

Information to be Provided by the Servicer.

35

SECTION 4.16

Remedies.

35

SECTION 4.17

Intention of the Parties and Interpretation

36

ARTICLE V

DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO CERTIFICATEHOLDERS

AND NOTEHOLDERS

SECTION 5.01

Establishment of Trust Accounts

36

SECTION 5.02

Collections

38

SECTION 5.03

Application of Collections

39

SECTION 5.04

Additional Deposits

39

SECTION 5.05

Distributions

39

SECTION 5.06

Reserve Account

41

SECTION 5.07

Advances

41

SECTION 5.08

Statements to Certificateholders and Noteholders

42

SECTION 5.09

Net Deposits

43

SECTION 5.10

Reserved.

43

ARTICLE VI

THE DEPOSITOR

SECTION 6.01

Representations of Depositor

43

SECTION 6.02

Corporate Existence

45

SECTION 6.03

Liability of Depositor; Indemnities

45

SECTION 6.04

Merger or Consolidation of, or Assumption of The Obligations of,

Depositor

47

SECTION 6.05

Limitation on Liability of Depositor and Others

47

SECTION 6.06

Depositor May Own Certificates or Notes

47

SECTION 6.07

Security Interest

48

ARTICLE VII

THE SERVICER AND THE SPONSOR

SECTION 7.01

Representations of [   ]

48

SECTION 7.02

Indemnities of Servicer

49

SECTION 7.03

Merger or Consolidation of, or Assumption of The Obligations of, [   ]

51

SECTION 7.04

Limitation on Liability of [   ] and Others

51

SECTION 7.05

[   ] Not to Resign as Servicer

51

SECTION 7.06

Corporate Existence

52

ARTICLE VIII

DEFAULT

SECTION 8.01

Servicer Default

52

SECTION 8.02

Appointment of Successor

54

SECTION 8.03

Payment of Servicing Fee; Repayment of Advances

55

SECTION 8.04

Notification to Noteholders and Certificateholders

55

SECTION 8.05

Waiver of Past Defaults

55

ARTICLE IX

TERMINATION

SECTION 9.01

Optional Purchase of All Receivables

55

SECTION 9.02

Mandatory Sale of All Contracts

55

ARTICLE X

ADMINISTRATIVE DUTIES OF THE SERVICER

SECTION 10.01

Administrative Duties

57

SECTION 10.02

Records

59

SECTION 10.03

Additional Information to be Furnished to the Issuing Entity

59

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01

Amendment

59

SECTION 11.02

Protection of Title to Trust

60

SECTION 11.03

Notices

62

SECTION 11.04

Assignment

62

SECTION 11.05

Limitations On Rights Of Others

63

SECTION 11.06

Severability

63

SECTION 11.07

Separate Counterparts

63

SECTION 11.08

Headings

63

SECTION 11.09

Governing Law

63

SECTION 11.10

Assignment To Trustee

63

SECTION 11.11

Nonpetition Covenant

63

SECTION 11.12

Limitation of Liability of Owner Trustee and Trustee

63

SECTION 11.13

Independence of the Servicer

64

SECTION 11.14

No Joint Venture

64

SECTION 11.15

Intent of the Parties; Reasonableness.

64

SCHEDULES

Schedule A - Schedule of Receivables

Schedule B - Location of Receivables

EXHIBITS

Exhibit A - Form of Monthly Securityholder Statement

Exhibit B - Form of Servicer’s Certificate

Exhibit C - Auction Procedures

Exhibit D – Form of Annual Certification

Exhibit E – Mortgage Loan Schedule

Exhibit F – Power of Attorney

Exhibit G – Form of Request of Release

Exhibit H – Servicing Criteria to be Addressed in Assessment of Compliance

SALE AND SERVICING AGREEMENT dated as of [  ], among [  ], a Delaware business trust, as Issuing Entity (the “Issuing Entity”), ACE SECURITIES CORP., as depositor (the “Depositor”) and [  ], (“[  ]”) as servicer (the “Servicer”) and sponsor (the “Sponsor”).

WHEREAS the Issuing Entity desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts and other motor vehicle installment sale contracts generally purchased by the Originators (as hereinafter defined) from motor vehicle dealers, all of which receivables were acquired by the Depositor pursuant to the Loan Contribution Agreement;

WHEREAS the Sponsor as of the date hereof has caused the Depositor to form the Issuing Entity;

WHEREAS the Depositor is willing to sell such receivables to the Issuing Entity and assign its rights but none of its obligations under the Loan Contribution Agreement to the Issuing Entity; and

WHEREAS the Servicer is willing to service such receivables.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01  Definitions.  Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Adviser” has the meaning specified in Section 9.2.

“Actuarial Receivable” means any Receivable under which the portion of a payment allocable to principal and the portion of a payment allocable to interest is determined in accordance with the Scheduled Payment.

“Advance” means the amount, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the related Actuarial Receivable pursuant to Section 5.7(a).

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“Amount Financed” with respect to a Receivable means the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

“Auction” has the meaning specified in Section 9.2.

“Auction Procedures” has the meaning specified in Section 9.2.

“Auction Property” has the meaning specified in Section 9.2.

“Available Principal” means, with respect to any Distribution Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Receivables allocable to principal in respect of the preceding Collection Period using (x) in the case of a Simple Interest Receivable, the Simple Interest Method and (y) in the case of an Actuarial Receivable, the actuarial method (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to principal and excluding amounts deposited into the Payahead Account and allocable to principal, in each case, in respect of the preceding Collection Period); (b) Liquidation Proceeds attributable to the principal amount of Receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer’s customary servicing procedures; (c) all Advances made by the Servicer of principal due on the Actuarial Receivables in respect of the preceding Collection Period; (d) to the extent attributable to principal, the Purchase Amount of each Receivable repurchased by the Depositor or the Sponsor or purchased by the Servicer as of the close of business on the last day of the preceding Collection Period; and (e) partial prepayments on Receivables in respect of the preceding Collection Period relating to refunds of extended warranty contract costs or of credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor and only to the extent not included in clause (a) above; provided, however, that in calculating the Available Principal all payments and proceeds (including Liquidation Proceeds) of any Receivables (i) repurchased by the Depositor or the Sponsor or purchased by the Servicer the Purchase Amount of which has been included in the Available Principal on a prior Distribution Date, and (ii) distributed to the Servicer, with respect to such Distribution Date, as reimbursement for Outstanding Advances in accordance with Section 5.7 shall all be excluded.

“Balloon Loan” means a Receivable originated with a stated maturity of less than the period of time of the corresponding amortization schedule.

“Balloon Payment” means the final payment required to be made under a Balloon Loan.

“Basic Documents” means the Certificate of Trust, the Trust Agreement, the Indenture, the Loan Contribution Agreement, the Depository Agreement and other documents and certificates delivered in connection therewith.

“Certificate” means a Trust Certificate (as defined in the Trust Agreement).

“Certificateholder” has the meaning assigned to such term in the Trust Agreement.

“Certificateholders’ Distributable Amount” means, with respect to any Distribution Date, the amounts to be distributed to the Certificateholders pursuant to Section 5.6(b).

“Class A Noteholders’ Distributable Amount” means, with respect to any Distribution Date, the sum of the Class A Noteholders’ Principal Distributable Amount and the Class A Noteholders’ Interest Distributable Amount.

“Class A Noteholders’ Interest Carryover Shortfall” means, with respect to any Distribution Date, the excess of the Class A Noteholders’ Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A Noteholders’ Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to the Class A Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Class A Noteholders on the preceding Distribution Date, to the extent permitted by law, at the Interest Rate borne by the Class A Notes from such preceding Distribution Date through the current Distribution Date.

“Class A Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date, the sum of the Class A Noteholders’ Monthly Interest Distributable Amount for such Distribution Date and the Class A Noteholders’ Interest Carryover Shortfall for such Distribution Date. Interest on the Class A-1 Notes shall be computed on the basis of the actual number of days in a 360 day year. Interest on the Class A Notes other than the Class A-1 Notes shall be computed on the basis of a 360 day year of twelve 30-day months.

“Class A Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and the Class A Notes, the product of (i)(A) in the case of the Class A-1 Notes, the product of the Interest Rate for such class and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including [   ]) to but excluding such Distribution Date and the denominator of which is 360 and (B) in the case of each other class of Class A Notes, one-twelfth of the Interest Rate for such class and (ii) the outstanding principal balance of such class on the immediately preceding Distribution Date, after giving effect to all distributions of principal to Noteholders of such class on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

“Class A Noteholders’ Monthly Principal Distributable Amount” means, with respect to any Distribution Date, the Class A Noteholders’ Percentage of the Principal Distribution Amount.

“Class A Noteholders’ Percentage” means 100% until the point in time at which the Class A Notes have been paid in full and zero thereafter.

“Class A Noteholders’ Principal Carryover Shortfall” means, as of the close of any Distribution Date, the excess of the Class A Noteholders’ Monthly Principal Distributable Amount and any outstanding Class A Noteholders’ Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account with respect to the Class A Notes.

“Class A Noteholders’ Principal Distributable Amount” means, with respect to any Distribution Date, the sum of the Class A Noteholder’s Monthly Principal Distributable Amount for such Distribution Date and the Class A Noteholders’ Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Class A Noteholders’ Principal Distributable Amount shall not exceed the outstanding principal balance of the Class A Notes. In addition, on the Final Scheduled Distribution Date of each class of Class A Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of such class of Class A Notes to zero.

“Class B Noteholders’ Distributable Amount” means, with respect to any Distribution Date, the sum of the Class B Noteholders’ Principal Distributable Amount and the Class B Noteholders’ Interest Distributable Amount.

“Class B Noteholders’ Interest Carryover Shortfall” means, with respect to any Distribution Date, the excess of the Class B Noteholders’ Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Noteholders’ Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to the Class B Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Class B Noteholders on the preceding Distribution Date, to the extent permitted by law, at the Interest Rate borne by the Class B Notes from such preceding Distribution Date through the current Distribution Date.

“Class B Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date, the sum of the Class B Noteholders’ Monthly Interest Distributable Amount for such Distribution Date and the Class B Noteholders’ Interest Carryover Shortfall for such Distribution Date. Interest on the Class B Notes shall be computed on the basis of a 360 day year of twelve 30-day months.

“Class B Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and the Class B Notes, the product of (i) one-twelfth of the Interest Rate for such class and (ii) the outstanding principal balance of such class on the immediately preceding Distribution Date, after giving effect to all distributions of principal to Noteholders of such class on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

“Class B Noteholders’ Monthly Principal Distributable Amount” means, with respect to any Distribution Date, the Class B Noteholders’ Percentage of the Principal Distribution Amount.

“Class B Noteholders’ Percentage” means 0% until the point in time at which the Class B Notes have been paid in full and 100% thereafter.

“Class B Noteholders’ Principal Carryover Shortfall” means, as of the close of any Distribution Date, the excess of the Class B Noteholders’ Monthly Principal Distributable Amount and any outstanding Class B Noteholders’ Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account with respect to the Class B Notes.

“Class B Noteholders’ Principal Distributable Amount” means, with respect to any Distribution Date, the sum of the Class B Noteholder’s Monthly Principal Distributable Amount for such Distribution Date and the Class B Noteholders’ Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Class B Noteholders’ Principal Distributable Amount shall not exceed the outstanding principal balance of the Class B Notes. In addition, on the Final Scheduled Distribution Date of the Class B Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class B Notes to zero.

“Closing Date” means [       ].

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Collection Period” means a calendar month, except with respect to the first Collection Period, which shall be the period from the Cutoff Date to [   ]. Any amount stated “as of the close of business on the last day of a Collection Period” shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances, (4) all Advances and reductions of Outstanding Advances and (5) all distributions to be made on the immediately following Distribution Date.

“Computer Tape” means the computer tapes furnished to the Trustee describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract.

“Contract Rate” of a Receivable means the annual rate of finance charges stated in the related Contract.

“Cram Down Loss” means, with respect to a Receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the net present value (using as the discount rate the higher of the Contract Rate on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date of issuance of such order.

“Cutoff Date” means [       ].

“Dealer” means a motor vehicle dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to an Originator under an existing agreement between such Dealer and such Originator.

“Dealer Agreement” means any agreement between a Dealer and an Originator relating to the acquisition of Receivables from a Dealer by such Originator.  “Delivery” when used with respect to Trust Account Property means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9.105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a “custodian bank” (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation’s exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a “depository” pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

(c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the Issuing Entity thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

“Depositor” means Ace Securities Corp., as the depositor of the Receivables, and each successor to Ace Securities Corp., (in the same capacity) to the extent permitted hereunder.

“Depository Agreement” means the Note Depository Agreement.

“Determination Date” means, with respect to any Distribution Date, the earlier of the eighth Business Day of the month in which a Distribution Date occurs and the fourth Business Day preceding such Distribution Date.

“Distribution Date” means, with respect to each Collection Period, the fifteenth day of the following month, or if such day is not a Business Day, the immediately following Business Day, commencing in [   ].

“Eligible Deposit Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution (other than the Depositor or any affiliate of the Depositor) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

“Eligible Institution” means a depository institution (other than the Depositor or any affiliate of the Depositor) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has (A) either a long-term senior unsecured debt rating of AAA or a short-term senior unsecured debt or certificate of deposit rating of A-l+ or better by Standard & Poor’s and (B)(1) a long-term senior unsecured debt rating of Al or better and (2) a short-term senior unsecured debt rating of P-l or better by Moody’s, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. If so qualified, the Owner Trustee or the Trustee may be considered an Eligible Institution.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a)

direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)

demand deposits, time deposits or certificates of deposit of any depository institution (including the Depositor or any Affiliate of the Depositor) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of A-1+ and from Moody’s of P-1;

(c)

commercial paper (including commercial paper of the Depositor or any Affiliate of the Depositor) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of A-1+ and from Moody’s of P-1;

(d)

investments in money market funds (including funds for which the Depositor, the Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor’s of AAA-m or AAAm-G and from Moody’s of Aaa;

(e)

bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)

repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

(g)

any other investment which would not cause either Rating Agency to downgrade or withdraw its then current rating of any class of the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the [   ] Distribution Date, (ii) the Class A-2 Notes, the [   ] Distribution Date, (iii) the Class A-3 Notes, the [   ] Distribution Date, (iv) the Class A-4 Notes, the [   ] Distribution Date, (iv) the Class A-5 Notes, the February 2003 Distribution Date, and (vi) the Class B Notes, the [   ] Distribution Date.

“Final Scheduled Maturity Date” means [  ].

“Financed Vehicle” means a new or used automobile, (including passenger car, minivan, sport/utility vehicle or light truck) together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Indenture” means the Indenture dated as of [   ], between the Issuing Entity and the Trustee, as the same may be amended and supplemented from time to time.

“Initial Pool Balance” means the Pool Balance as of the Cutoff Date, which is $[   ].

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Interest Distribution Amount” means, with respect to any Distribution Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Receivables allocable to interest in respect of the preceding Collection Period using (x) in the case of a Simple Interest Receivable, the Simple Interest Method and (y) in the case of an Actuarial Receivable, the actuarial method (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to interest, and excluding amounts deposited into the Payahead Account and allocable to interest, in each case in respect of the preceding Collection Period); (b) Liquidation Proceeds attributable to interest on the Receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer’s customary servicing procedures; (c) all Advances made by the Servicer of interest due on the Actuarial Receivables; (d) the Purchase Amount of each Receivable repurchased by the Depositor or the Sponsor or purchased by the Servicer as of the close of business on the last day of the preceding Collection Period to the extent attributable to accrued interest on such Receivable; (e) Recoveries for such Collection Period and (f) Investment Earnings for such Distribution Date; provided, however, that in calculating the Interest Distribution Amount (i) all payments and proceeds (including Liquidation Proceeds) of any Receivables repurchased by the Depositor or the Sponsor or purchased by the Servicer the Purchaser Amount of which has been included in the Interest Distribution Amount on a prior Distribution Date, and (ii) distributed to the Servicer with respect to such Distribution Date, as reimbursement for Outstanding Advances in accordance with Section 5.7 shall all be excluded.

“Investment Earnings” means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts (except the Payahead Account) to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.1(b).

“Issuing Entity” means [                         ].

“Lien” means a security interest, lien, charge, pledge or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens which attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Liquidated Receivables” means, Receivables (i) which have been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) as to which all or a portion representing 10% or more of a scheduled payment due is 150 or more days delinquent or (iii) with respect to which proceeds have been received which, in the Servicer’s judgment, constitute the final amounts recoverable in respect of such Receivable.

“Liquidation Distribution Date” has the meaning specified in Section 9.2.

“Liquidation Proceeds” means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source (other than any proceeds from any Dealer commission) on a Liquidated Receivable during the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

“Loan Contribution Agreement” means the Loan Contribution Agreement dated as of [   ] among the Originators and the Depositor.

“Loans” At any time, collectively, all Loans that have been sold to the Depositor under the Mortgage Loan Purchase Agreement or substituted for pursuant to the Mortgage Loan Purchase Agreement and transferred and conveyed to the Issuing Entity, in each case together with the Related Documents, and that remain subject to the terms thereof.

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“Net Losses” means the sum of Realized Losses and Cram Down Losses minus Recoveries for any Collection Period.

“Net Mortgage Rate” With respect to any Loan and any day, the related Mortgage Rate less the sum of the related Servicing Fee Rate, the Administrative Fee Rate and the Indenture Trustee Fee Rate.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Note Pool Factor” for each class of Notes as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of such class of Notes divided by the original outstanding principal balance of such class of Notes. The Note Pool Factor for the Notes will be 1.0000000 as of the Cutoff Date; thereafter, the Note Pool Factor for each class of Notes will decline to reflect reductions in the outstanding principal balance of such class of Notes.

“Noteholder” means a Person in whose name a Note is registered.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officers’ Certificate” means a certificate signed by (a) the president, any senior vice president or any vice president and (b) a secretary or assistant secretary of the Depositor, the Sponsor or the Servicer, as appropriate, provided that no one person may sign in a capacity fulfilling both clause (a) and clause (b).

“Originators” means the direct and indirect subsidiaries of [   ] which contributed Receivables to the Depositor pursuant to the Loan Contribution Agreement.

“Outstanding Advances” on the Actuarial Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 5.7(a).

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means [   ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Payahead” on an Actuarial Receivable means the amount, as of the close of business on the last day of a Collection Period, computed in accordance with Section 5.3 with respect to such Receivable.

“Payahead Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Payahead Balance” on an Actuarial Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Actuarial Receivable, as reduced by applications of previous Payaheads with respect to such Actuarial Receivable, pursuant to Sections 5.3 and 5.7.

“Payment Date” The [25]th day of each month, or if such day is not a Business Day, then the next Business Day.

“Percentage Interest” shall mean, with respect to any Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

“Principal Balance” of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i)(a) with respect to a Simple Interest Receivable, that portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (b) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial method, (ii) any refunded portion of extended warranty protection plan costs or of physical damage, theft, credit life, credit accident or health insurance premiums included in the Amount Financed, (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal, (iv) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable and (v) Cram Down Losses in respect of such Receivable.

“Principal Distribution Amount” means, with respect to any Distribution Date, the sum of (i) (a) with respect to Simple Interest Receivables, that portion of all collections on the Receivable allocable to principal in respect of the preceding Collection Period and (b) with respect to Actuarial Receivables, the sum of (x) the amount of all Scheduled Payments allocable to principal due during the preceding Collection Period and (y) the portion of all prepayments in full allocable to principal received during the preceding Collection Period, in the case of both (a) and (b), without regard to any extensions or modifications thereof effected after the Cutoff Date, other than with respect to any extensions or modifications required in connection with Cram Down Losses during such Collection Period; (ii) the principal balance of each Receivable that was repurchased by the Depositor or the Sponsor, or purchased by the Servicer, in each case, as of the close of business on the last day of the preceding Collection Period (except to the extent included in (i) above); (iii) the principal balance of each Liquidated Receivable which became such during the preceding Collection Period (except to the extent included in (i) above); (iv) partial prepayments on Receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or heath insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor and only to the extent not included in clause (i) above; and (v) the aggregate amount of Cram Down Losses during such Collection Period.

“Purchase Amount” means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the respective Receivable under the terms thereof including interest at the Contract Rate to the end of the month of purchase (without giving effect to Outstanding Advances).

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by (i) the Servicer pursuant to Section 4.7 or (ii) repurchased by the Depositor or the Sponsor pursuant to Section 3.2.

“Rating Agency” means Moody’s and/or Standard & Poor’s. If no such organization or successor is any longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Owner Trustee and the Servicer.

“Rating Agency Condition” means, with respect to any action, that (i) each Rating Agency (other than Standard & Poor’s) shall have been given 10 days’ prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified the Depositor, the Servicer, the Owner Trustee or the Trustee in writing that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of any class of the Notes and (ii) Standard & Poor’s, if it is still a Rating Agency, shall have notified the Depositor, the Servicer, the Owner Trustee or the Trustee in writing that such action will not, in and of itself, result in a reduction or the withdrawal of the then current rating of any class of the Notes.

“Realized Losses” means the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

“Receivable” means any Contract listed on Schedule A (which Schedule may be in the form of microfiche) but excluding Liquidated Receivables and Purchased Receivables.

“Receivable Files” means the documents specified in Section 3.3.

“Recoveries” means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source (other than any proceeds from  any Dealer commission), during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Related Financed Vehicle” means a Financed Vehicle securing the Obligor’s indebtedness under a Related Receivable.

“Related Originator” means, with respect to any Receivable, the Originator who originated such Receivable and who contributed such Receivable to the Depositor pursuant to the Loan Contribution Agreement.

“Related Receivable” means, with respect to any Originator, a Receivable originated by such Originator who contributed such Receivable to the Depositor pursuant to the Loan Contribution Agreement.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Reserve Account Initial Deposit” means an amount equal to $[      ].

“Reserve Account Transfer Amount” means an amount equal to the lesser of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Distribution Date (before giving effect to any withdrawals therefrom relating to such Distribution Date) or (ii) the amount, if any, by which (x) the sum of the Total Servicing Fee, the Class A Noteholders’ Interest Distributable Amount, the Class B Noteholders’ Distributable Amount, the Class A Noteholders’ Principal Distributable Amount and the Class B Noteholders’ Principal Distributable Amount for such Distribution Date exceeds (y) the sum of the Interest Distribution Amount and the Available Principal for such Distribution Date.

“Scheduled Payment” on an Actuarial Receivable means that portion of the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principal Balance under the actuarial method over the term of the Actuarial Receivable (except, in the case a Balloon Loan, to the extent necessary to amortize the Principal Balance to the amount of the Balloon Payment over the life of the Actuarial Receivable) and to provide interest at the Contract Rate.

“Securities” means the Notes.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder” means a Noteholder or Certificateholder.

“Servicer” means [   ], the servicer of the Receivables, and each successor to [   ], (in the same capacity) pursuant to Section 7.3 or 8.2.

“Servicer Default” means an event specified in Section 8.1.

“Servicer’s Certificate” means an Officers’ Certificate of the Servicer delivered pursuant to Section 4.9, in the form of Exhibit B.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee” has the meaning specified in Section 4.8.

“Servicing Fee Rate” means [   ]% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

“Simple Interest Receivable” means any Receivable under which the portion of a payment allocable to principal and the portion of a payment allocable to interest is determined in accordance with the Simple Interest Method.

“Specified Reserve Account Balance” means, with respect to any Distribution Date the greater of (a) 5.0% of the sum of the aggregate outstanding principal amount of the Notes on such Distribution Date (after giving effect to all payments on the Notes to be made on such Distribution Date), or (b) 2.0% of the sum of the aggregate initial principal balance of the Notes.

“Sponsor” means [   ], as the sponsor of the Issuing Entity.

“Standard & Poor’s” means Standard & Poor’s Ratings Group, or its successor.

“Subcontractor”:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of the Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or a Subservicer.

“Subservicer”:  Any Person that services Receivables on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

 “Total Distribution Amount” means, for each Distribution Date, the sum of (i) the Interest Distribution Amount, (ii) the Available Principal and (iii) the Reserve Account Transfer Amount, in each case in respect of such Distribution Date.

“Total Servicing Fee” means with respect to each Distribution Date the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods.

“Transfer Date” means, with respect to any Distribution Date, the Business Day preceding such Distribution Date.

“Trust” means the Issuing Entity.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1.

“Trust Agreement” means the Trust Agreement dated as of [   ], between the Depositor and the Owner Trustee, as the same may be amended and supplemented from time to time.

“Trust Officer” means, (i) in the case of the Trustee, any Officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

“Trust Property” has the meaning assigned thereto in Section 2.1.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“weighted average net mortgage rate” With respect to the Mortgage Loans in the aggregate, and any Due Date, the average of the Net Mortgage Rate for each Mortgage Loan as of the last day of the related Due Period weighted on the basis of the related Principal Balances outstanding as of the last day of the related Due Period for each Mortgage Loan as determined by the Servicer in accordance with the Servicer’s normal servicing procedures.

SECTION 1.02  Other Definitional Provisions.  (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

(a)

All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)

As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable.  To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(c)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

ARTICLE II

CONVEYANCE OF RECEIVABLES

SECTION 2.01  Conveyance of Receivables.  In consideration of the Issuing Entity’s delivery to or upon the order of the Depositor on the Closing Date of the Certificates and of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Depositor in accordance with the terms of this Agreement, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuing Entity, without recourse (subject to the obligations herein):

(a)

all right, title and interest of the Depositor in and to the Receivables, and all moneys received thereon (other than any proceeds from any Dealer commission), on or after the Cutoff Date and, with respect to Receivables which are Actuarial Receivables, all monies received thereon prior to the Cutoff Date that are due on or after the Cutoff Date;

(b)

all right, title and interest of the Depositor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Depositor in the Financed Vehicles;

(c)

all right, title and interest of the Depositor in and to any proceeds from claims on any physical damage, repossession, loss, skip, credit life and credit accident, vendor’s single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

(d)

all right, title and interest of the Depositor in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

(e)

the interest of the Depositor in any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement;

(f)

all right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon);

(g)

all right, title and interest of the Depositor under the Loan Contribution Agreement; and

(h)

the proceeds of any and all of the foregoing (the items specified in clauses (a) through (h) is referred to herein as the “Trust Property”).

It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and such other Trust Property shall not be part of the Depositor’s estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest to the Owner Trustee in the Trust Property for the benefit of the Securityholders.

ARTICLE III

THE RECEIVABLES

SECTION 3.01  Representations and Warranties of Depositor and Sponsor.

The Sponsor and the Depositor, jointly and severally, make the following representations and warranties as to the Receivables on which the Issuing Entity is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of the Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Issuing Entity and the pledge thereof to the Trustee pursuant to the Indenture.

(a)

Title. It is the intention of the Depositor that the transfer and assignment contemplated by the Loan Contribution Agreement constitute a contribution of the Related Receivables from the Originators to the Depositor pursuant to the Loan Contribution Agreement and that the beneficial interest in and title to such Related Receivables not be part of the debtor’s estate in the event of the filing of a petition for bankruptcy or insolvency by or against such Originator. No Related Receivable has been sold, transferred, contributed, assigned or pledged by such Originator to any Person other than the Depositor pursuant to the Loan Contribution Agreement. Immediately prior to the transfer and assignment contemplated by the Loan Contribution Agreement, such Originator had good and marketable title to each Related Receivable conveyed by it to the Depositor, free and clear of all Liens and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each such Related Receivable, free and clear of all Liens; and the transfer of the Related Receivables to the Depositor has been perfected under the UCC. It is the intention of the Depositor that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Depositor to the Issuing Entity and that the beneficial interest in and title to such Receivables not be part of the debtor’s estate in the event of the filing of a petition for receivership by or against the Depositor. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuing Entity. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Issuing Entity shall have good and marketable title to each such Receivable, free and clear of all Liens; and the transfer of the Receivables to the Issuing Entity has been perfected under the UCC.

(b)

All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Depositor a first priority perfected security interest in the Receivables, to give the Issuing Entity a first priority perfected ownership interest in the Receivables, and to give the Trustee a first priority perfected security interest therein, shall have been presented to the Trustee for filing in the appropriate filing offices. Upon such filing by the Servicer, the Trustee will have a first priority perfected security interest in the Trust Property.

(c)

Characteristics of Receivables. Each Receivable (A) has been either originated by a Dealer in the regular course of such Dealer’s business and purchased from such Dealer by an Originator in the ordinary course of the Originator’s business or otherwise originated by the Originator in the ordinary course of the Originator’s business, and each Obligor was approved in accordance with the Related Originator’s standard underwriting procedures in effect at the time such Receivable was originated or purchased, (B) was conveyed by the Related Originator to the Depositor, (C) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Related Originator in the Related Financed Vehicle, which security interest has been assigned by the Related Originator to the Depositor, which is assignable by the Depositor to the Issuing Entity and by the Issuing Entity to the Trustee, (D) contains customary and enforceable provisions under the laws of the State governing such Receivable such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; and (E) provides for level monthly payments that fully amortizes the Amount Financed by maturity (except for the last payment, which may be different from the level payment and except, with respect to a Balloon Loan, to the extent of the Balloon Payment).

(d)

Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date and no selection procedures believed by the Depositor to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables. The Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

(e)

Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage and credit life and credit accident and health insurance and any extended service contracts complied in all material respects at the time it was originated or made and at the Closing Date (after giving effect to the transactions contemplated by the Basic Documents) complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations B and Z, the Soldier’s and Sailor’s Civil Relief Act of 1940, state adaptations of the National Consumer Act and the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

(f)

Binding Obligation. Each Receivable represents the legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors’ rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity) and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

(g)

No Government Obligor. None of the Receivables is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state.

(h)

Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof under the Agreement, (i) each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Related Originator as secured party or (ii) application has been made with the appropriate governmental authority for a valid perfected first priority security interest in the Financed Vehicle in favor of the Related Originator, and such security interest is or shall be prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics’ liens which may arise after the Closing Date).

(i)

Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

(j)

No Waiver. No provision of a Receivable has been modified or waived except as reflected in the Receivable File relating to such Receivable.

(k)

No Amendments. No Receivable has been amended, except as permitted pursuant to Section 4.2.

(l)

No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

(m)

No Liens. As of the Cutoff Date, there are no Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

(n)

No Default. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has arisen; and the Depositor has not waived and shall not waive any of the foregoing.

(o)

Maturity of Receivables. Each Receivable has an original maturity of not more than [   ] months; the weighted average original maturity of the Receivables is [   ] months as of the Cutoff Date; the remaining term of each Receivable is [   ] months or less as of the Cutoff Date; the weighted average remaining term of the Receivables is [   ] months as of the Cutoff Date; and the latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date.

(p)

No Bankruptcies. No Obligor on any Receivable was noted in the related Receivable File as having filed for bankruptcy in a proceeding which remained undischarged as of the Cutoff Date.

(q)

No Repossessions. As of the Cutoff Date, no Financed Vehicle securing any Receivable is in repossession status.

(r)

Chattel Paper. Each Receivable constitutes “chattel paper” as defined in the UCC.

(s)

Contract Rate. The weighted average Contract Rate of the Receivables as of the Cutoff Date is approximately [   ]%.

(t)

Principal Balance. Each Receivable has an outstanding principal balance as of the Cutoff Date of not less than $[   ] or more than $[   ]. The average principal balance of the Receivables as of the Cutoff Date is $[   ]. The aggregate principal balance of the Receivables as of the Cutoff Date is $[   ].

(u)

Financing. Approximately [   ]% of the aggregate principal balance of the Receivables, constituting approximately [   ]% of the number of Receivables, as of the Cutoff Date, represents financing of new vehicles; the remainder of the Receivables represents financing of used vehicles. Approximately [   ]% of the aggregate principal balance of the Receivables, constituting approximately [   ]% of the number of Receivables, as of the Cutoff Date, represents financing of Balloon Loans. Approximately [   ]% of the aggregate Principal Balance of the Receivables, constituting approximately [   ]% of the number of Receivables, as of the Cutoff Date, represents financing of Simple Interest Receivables; the remainder of the Receivables represents financing of Actuarial Receivables.

(v)

Paid-Ahead. Not more than [   ]% of the aggregate Principal Balance of the Receivable is paid-ahead more than six months.

(w)

Insurance; Other. Each Related Originator, in accordance with its customary procedures, has confirmed (A) that each Obligor has obtained insurance covering the Financed Vehicle as of the date of execution of the Related Receivable insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such insurance naming the applicable Originator and its successors and assigns as a loss payee, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming the applicable Originator as loss payee (lienholder) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

(x)

Lawful Assignment. No Receivable has been originated in, or as of the Closing Date is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or this Agreement or the pledge of such Receivable to the Trustee under the Indenture (i) is unlawful, void, voidable or unenforceable in accordance with its terms or (ii) would render such Receivable void, voidable or unenforceable in accordance with its terms. None of any of the Originators nor the Depositor has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of all or any portion of the Receivable.

(y)

No Insurance Premiums. As of the Cutoff Date, no portion of the principal balance of any Receivable included amounts attributable to the payment of any physical damage or theft insurance premium.

(z)

One Original. There is only one manually executed original copy of each Receivable.

(aa)

Origination of Receivables. Based on the billing address of the Obligors and the principal balance of Receivables as of the Cutoff Date, approximately [   ]% of the Receivables were originated by Dealers in [   ], each Obligor has been approved by the Originator based on the Originator’s standard underwriting procedures as in effect at the time the related Receivable was entered into. Based on the billing address of the Obligors and the principal balance of the Receivables as of the Cutoff Date, not more than [   ]% of the Receivables were originated in any one state other than [   ].

(bb)

Receivable Files. The Receivable Files are kept at the locations listed in Schedule B.

(cc)

Computer Records. As of the Closing Date, the accounting and computer records relating to the Receivables of the Depositor and each Originator have been marked to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables.

SECTION 3.02  Repurchase Upon Breach.  The Sponsor, the Depositor, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Trustee promptly, in writing, upon its discovery of any breach of the Depositor’s and the Sponsor’s representations and warranties made pursuant to Section 3.1. Unless any such breach shall have been cured by the last day of the first Collection Period following the discovery thereof by the Owner Trustee or receipt by the Owner Trustee of written notice from the Sponsor, the Depositor or the Servicer of such breach, the Sponsor and the Depositor shall be jointly and severally obligated to repurchase any Receivable in which the interests of the Noteholders or Certificateholders are materially and adversely affected by any such breach as of the last day of such Collection Period. In consideration of and simultaneously with the repurchase of the Receivable, the Sponsor and/or the Depositor shall remit to the Collection Account the Purchase Amount in the manner specified in Section 5.4 and the Issuing Entity shall execute such assignments and other documents reasonably requested by the Sponsor and/or the Depositor in order to effect such repurchase. The sole remedy of the Issuing Entity, the Owner Trustee, the Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be to require the Sponsor and/or the Depositor to repurchase Receivables pursuant to this Section, subject to the conditions contained herein. Neither the Owner Trustee nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

SECTION 3.03  Custody of Receivable Files.  To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuing Entity and the Trustee hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuing Entity and the Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Trustee, as pledgee of the Issuing Entity with respect to each Receivable:

(a)

the original of the Receivable;

(b)

a record of the information supplied by the Obligor in the original credit application;

(c)

the original certificate of title or such documents that the Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Depositor in the Financed Vehicle (it being understood that the original certificates of title generally are not delivered to the Servicer for 90 days but that promptly upon delivery they shall be delivered to the Servicer as custodian hereunder); and

(d)

any and all other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

SECTION 3.04  Duties of Servicer as Custodian.  (a) SAFEKEEPING.  The Servicer shall hold the Receivable Files on behalf of the Issuing Entity and the Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuing Entity to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuing Entity or the Trustee to verify the accuracy of the Servicer’s record keeping. The Servicer shall promptly report to the Issuing Entity and the Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(a)

Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuing Entity and the Trustee by written notice not later than 90 days after any change in location. Upon reasonable prior notice, the Servicer shall make available to the Issuing Entity and the Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and records and computer systems maintained by the Servicer at such times during normal business hours as the Issuing Entity or the Trustee shall instruct.

(b)

Release of Documents. Upon written instruction from the Trustee, the Servicer shall release any Receivable File to the Trustee, the Trustee’s agent, or the Trustee’s designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable and upon the release and delivery of any such document in accordance with the instructions of the Trustee, the Servicer shall be released from any further liability and responsibilities under this Section 3.4 with respect to such documents unless and until such time as such document may be returned to the Servicer.

SECTION 3.05  Instructions; Authority to Act.  The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Trustee.

SECTION 3.06  Custodian’s Indemnification.  The Servicer as custodian shall indemnify and hold harmless the Trust, the Owner Trustee and the Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable attorneys’ fees and expenses) that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files where the final determination that any such improper act or omission by the Servicer resulted in such liability, obligation, loss, damage, payment, cost or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer; provided, however, that the Servicer shall not be liable to the Trust or the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Servicer shall not be liable to the Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee. This provision shall not be considered to limit the Servicer’s or any other party’s rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

SECTION 3.07  Effective Period and Termination.  The Servicer’s appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If [   ] shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.1, the appointment of such Servicer as custodian shall be terminated by the Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or such Holders may terminate the rights and obligations of the Servicer under Section 8.1. The Trustee or, with the consent of the Trustee, the Owner Trustee, may terminate the Servicer’s appointment as custodian, with cause, at any time upon written notification to the Servicer, and without cause upon 30 days’ prior written notification to the Servicer and the Rating Agencies. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Trustee or the Trustee’s agent at such place or places as the Trustee may reasonably designate in writing. If the Servicer shall be terminated as custodian hereunder for any reason but shall continue to serve as Servicer, the Trustee shall, or shall cause its agent to, make the Receivable Files available to the Servicer during normal business hours upon reasonable notice so as to permit the Servicer to perform its obligations as Servicer hereunder.

ARTICLE IV

ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.01  Duties of Servicer.  The Servicer, as agent for the Issuing Entity  (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer’s duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons or periodic statements or invoices to Obligors, reporting any tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Owner Trustee and the Trustee with respect to distributions and making Advances pursuant to Section 5.7. Subject to the provisions of Section 4.2, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuing Entity, the Owner Trustee, the Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuing Entity (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer’s expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate (as certified to the Owner Trustee by the Servicer) to enable the Servicer to carry out its servicing and administrative duties hereunder.

SECTION 4.02  Collection and Allocation of Receivable Payments.  ((a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others.

(a)

The Servicer may not grant extensions or modify the original due dates of a Receivable; provided, however, that the Servicer may (i) modify the original due date of a Receivable by authorizing an Obligor to skip up to two scheduled principal and interest payments in any rolling 12-month period and extend the final maturity date with respect to any such Receivable by a term equal to one month for each payment skipped, (ii) modify the original due date and terms of a Receivable by re-amortizing the Receivable and extending the final maturity date once during the term of a Receivable, and (iii) grant extensions or modify the original due dates of a Receivable with respect to a Receivable for which a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments or other terms on such Receivable; provided, however, that the Servicer may not extend the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Class B Note Final Scheduled Distribution Date. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not voluntarily agree to any reduction of (i) the original interest rate, (ii) the amount of any Scheduled Payment on an Actuarial Receivable or the original regular scheduled payment on a Simple Interest Receivable, or (iii) the Principal Balance of any Receivable.

SECTION 4.03  Realization Upon Receivables.  On behalf of the Issuing Entity, the Servicer shall use all reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. From time to time, as appropriate for servicing or foreclosing upon any Receivable, the Owner Trustee shall, upon written request of the Servicer, execute such documents as shall be necessary to prosecute any such proceedings. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize proceeds from Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

SECTION 4.04  Physical Damage Insurance; Other Insurance.  (a) The Servicer shall, in accordance with its customary servicing procedures, verify (i) that each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Related Originator and its successors and assigns as a loss payee, (ii) that each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Originator as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

(a)

To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 4.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies, shall be deposited in the Collection Account pursuant to Section 5.2. The parties hereto acknowledge that the Servicer shall not be required to force place any insurance coverage referred to in Section 4.4(a)(i) above, or any other insurance coverage.

SECTION 4.05  Maintenance of Security Interests in Financed Vehicles.  The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of (i) the security interest created by each Receivable in the related Financed Vehicle and (ii) the interest of the Trust in the Receivables created by this Agreement, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables, the Originators under the Loan Contribution Agreement, the Depositor hereunder and the Issuing Entity under the Indenture. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuing Entity and the Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

SECTION 4.06  Covenants of Servicer.  The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle, nor shall the Servicer impair the rights of the Issuing Entity, the Trustee, the Certificateholders or the Noteholders in such Receivables (it being understood that no action of the Servicer taken in compliance with the terms of this Agreement shall be deemed to impair such rights), nor shall the Servicer increase the number of scheduled payments due under a Receivable. Notwithstanding the foregoing, the Servicer may, as described in Section 4.2(b), grant extensions or modify the original due dates of a Receivable or make such other changes with respect to a Receivable for which a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments on such Receivable; provided, however, that the Servicer may not extend the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Class B Note Final Scheduled Distribution Date.

SECTION 4.07  Purchase of Receivables Upon Breach.  The Servicer or the Owner Trustee shall inform the other party and the Trustee and the Depositor promptly, in writing, upon the discovery of any breach pursuant to Section 4.2(b), 4.5 or 4.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery thereof by the Owner Trustee or the receipt by the Owner Trustee of notice of such breach, the Servicer shall be obligated to purchase any Receivable in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by such breach as of the last day of such second Collection Period (or, at the Servicer’s option, the last day of the first Collection Period following the discovery). In consideration of the purchase of any such Receivable pursuant to the preceding sentence, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.4. The sole remedy of the Issuing Entity, the Owner Trustee, the Trustee, the  Certificateholders or the Noteholders with respect to a breach of Section 4.2(b), 4.5 or 4.6 shall be to require the Servicer to purchase Receivables pursuant to this Section. Neither the Trustee nor the Owner Trustee shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

SECTION 4.08  Servicing Fee.  The servicing fee for each Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the first day of the related Collection Period (the “Servicing Fee”). In addition, the “Servicing Fee” described in (a) and (b) above shall include late fees, prepayment charges and other similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables.

SECTION 4.09  Servicer’s Certificate.  Not later than 11:00 a.m. (New York time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Trustee and the Depositor, with a copy to the Rating Agencies, a Servicer’s Certificate containing all information necessary (as listed below) to make the distributions pursuant to Sections 5.5 and 5.6 (including, if required, withdrawals from or deposits to the Payahead Account and Advances by the Servicer pursuant to Section 5.7) for the Collection Period preceding the date of such Servicer’s Certificate. Receivables to be purchased by the Servicer or to be repurchased by the Depositor or the Sponsor shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

Such information shall include, to the extent applicable:

(i)

the aggregate amount of (a) security interest collections  with respect to the Notes and the Certificates, (b)  aggregate Security Principal Collections with respect to the Notes and the Certificates and (c) Security Collections for the related Collection Period with respect to the Notes and the Certificates;

(ii)

the amount of such distribution to the Securityholders of the Notes and the Certificates applied to reduce the principal balance thereof and separately stating the portion thereof in respect of the accelerated principal distribution amount  and the amount to be deposited in the Funding Account on such Payment Date;

(iii)

the amount of such distribution to the Securityholders of the Notes and the Certificates allocable to interest and separately stating the portion thereof in respect of overdue accrued interest;

(iv)

the credit enhancement draw amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

(v)

the aggregate Principal Balance of (a) the ________ Loans, (b) the ______ Loans, (c) the _________ Loans, as of the end of the preceding Collection Period and (d) all of the Mortgage Loans;

(vi)

the weighted average net mortgage rate for the related Collection Period and the weighted average net mortgage rate for the aggregate of the Stated Principal Balance of (A) all of the Mortgage Loans and (B) the Adjustable Rate Mortgage Loans, for the following Collection Period;

(vii)

the special capital distribution amount and the required special capital distribution amount, in each case as the end of the related Collection Period; and

(viii)

the aggregate amount of Additional Loans acquired during the previous Collection Period with amounts in respect of Net Principal Collections from the Funding Account;

(ix)

the aggregate liquidation loss amounts with respect to the related Collection Period, the amount of any remaining Carryover Loss Amount with respect to the Notes and Certificates, respectively, and the aggregate of the liquidation loss amounts from all Collection Periods to date expressed as a percentage of the sum of (a) the Cut-Off Date Pool Balance and (b) the amount by which the Pool Balance as of the latest date that the Additional Loans have been transferred to the Depositor exceeds the Cut-Off Date Pool Balance;

(x)

any unpaid interest on the Notes and Certificates, respectively, after such Distribution Date;

(xi)

the aggregate Principal Balance of each Class of Notes and of the Certificates after giving effect to the distribution of principal on such Payment Date;

(xii)

the respective Security Percentage applicable to the Notes and Certificates, after application of payments made on such Payment Date;

(xiii)

the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(xiv)

the total cash flows received and the general sources thereof;

(xv)

the related amount of the Servicing Fees paid to or retained by the Servicer for the related Due Period;

(xvi)

the amount of any Net Swap Payment payable to the Derivative Administrator, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Derivative Administrator and any Swap Termination Payment payable to the Swap Provider;

(xvii)

the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Notes;

(xviii)

the Note Principal Balance or Note Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any applied loss amounts for such Distribution Date;

(xix)

the number and Stated Principal Balance of the Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are delinquent, (C) three or more Scheduled Payments are delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) adjustable rate Loans, in each such Loan Group; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

(xx)

the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

(xxi)

the cumulative amount of applied loss amounts to date;

(xxii)

if applicable, material modifications, extensions or waivers to Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xxiii)

with respect to any Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Loan as of the close of business on the Determination Date preceding such Distribution Date;

(xxiv)

the total number and principal balance of any real estate owned or REO properties as of the close of business on the Determination Date preceding such Distribution Date;

(xxv)

the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Loans, and (2) adjustable rate Loans;

(xxvi)

the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

(xxvii)

whether a Trigger Event exists;

(xxviii)

updated pool composition data including the following with respect to each Loan Group:  average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]

(xxix)

information about any additions of, substitutions for or removal of any Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund;

(xxx)

the amount, if any of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

(xxxi)

the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

(xxxii)

 interest rates, as applicable, to the pool assets and securities;

(xxxiii)

 the beginning and ending balance of the reserve fund or similar account, if any together with any material activity;

(xxxiv)

 if applicable, material modifications, extensions or waivers to pool asset terms, fees penalties or payments during the distribution period or that have become material overtime;

(xxxv)

 material breaches of pool asset representation or warranties or transaction covenants;

(xxxvi)

 Information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals in connection with a prefunding and pool asset substitutions and repurchases, and cash flows available for future purchases, such as the balances of any prefunding, if applicable;

(xxxvii)

The special hazard amount, fraud loss amount and bankruptcy amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amount; and

(xxxviii)

With respect to any series of securities as to which the trust fund includes mortgage securities, additional information as required under this Agreement and specified in the related prospectus supplement.

In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note, as applicable, with a $1,000 denomination.

SECTION 4.10  Annual Statement as to Compliance: Notice of Default.  (a) The Servicer shall deliver to the Owner Trustee and the Trustee, on or before [   ] of each calendar year beginning in 2007, an Officers’ Certificate (an “Annual Statement of Compliance”), dated as of December 31 of the preceding year, stating as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, [   ]) and of its performance under this Agreement or other applicable servicing agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement or other applicable servicing agreement throughout such year (or, in the case of the first such certificate, such shorter period) or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status or cure provisions thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee addressed to the Corporate Trust Office or by any Noteholder by a request in writing to the Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.  Such Annual Statement of Compliance shall contain no restrictions or limitations on its use.  In the event that the Servicer has delegated any servicing responsibilities with respect to the Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer.

If the Servicer cannot deliver the related Annual Statement of Compliance by [   ] of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than [     ] of such year.

Failure of the Servicer to timely comply with this Section 4.10 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.  This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

(a)

The Servicer shall deliver to the Owner Trustee, the Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers’ Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.1(a) or (b).

SECTION 4.11  Assessments of Compliance and Attestation Reports.  Assessment of Compliance and Annual Accountants’ Report.

(a)

On or before 60 days after the end of each fiscal year, commencing with the fiscal year ended [      ], 2007, the Servicer shall:

(i)

deliver to the Issuing Entity a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuing Entity and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit F hereto delivered to the Issuing Entity concurrently with the execution of this Agreement;

(ii)

deliver to the Issuing Entity a report of a registered public accounting firm reasonably acceptable to the Issuing Entity that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Issuing Entity an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

(iv)

if requested by the Issuing Entity, deliver to the Issuing Entity and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed Issuing Entity with respect to a securitization transaction a certification in the form attached hereto as Exhibit D.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Issuing Entity will not request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an Issuing Entity whose asset pool includes the Receivables.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 4.11(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer and Issuing Entity on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 4.11(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuing Entity on the date of such appointment.

SECTION 4.12  Access to Certain Documentation and Information Regarding Receivables.  The Servicer shall provide to the Certificateholders and the Noteholders access to the Receivable Files in such cases where the Certificateholders or the Noteholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request (not less than seventy-two hours) and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13  Servicer Expenses.  The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

SECTION 4.14  Appointment of Subservicer or Subcontractor.

(a)

The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further that the Servicer shall remain obligated and be liable to the Issuing Entity, the Owner Trustee, the Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuing Entity, the Owner Trustee, the Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

(b)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuing Entity to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuing Entity any servicer compliance statement required to be delivered by such Subservicer under Section 4.11, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 4.11 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 3.12(a)(iv) as and when required to be delivered.

(c)

The Servicer shall promptly upon request provide to the Issuing Entity a written description (in form and substance satisfactory to the Issuing Entity) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuing Entity and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuing Entity any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

SECTION 4.15  Information to be Provided by the Servicer.

(a)

At the request of the Issuing Entity, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuing Entity in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuing Entity a description of such proceedings.

(b)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuing Entity and the Depositor, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuing Entity of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuing Entity, all information reasonably requested by the Issuing Entity in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuing Entity the Servicer shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

SECTION 4.16  Remedies.

(a)

The Servicer shall be liable to the Issuing Entity and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants’ letter or other material when and as required under this Article III, including any failure by the Servicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

(b)

The Seller shall promptly reimburse the Issuing Entity for all reasonable expenses incurred by the Issuing Entity as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Receivables to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Issuing Entity may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

SECTION 4.17  Intention of the Parties and Interpretation.  Each of the parties acknowledges and agrees that the purpose of Sections 4.10 and 4.11 of this Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE V

DISTRIBUTIONS; RESERVE ACCOUNT;
STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

SECTION 5.01  Establishment of Trust Accounts.  (a) (i) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

The Collection Account shall be maintained with the Trustee as long as such account is an Eligible Deposit Account.

(i)

The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Distribution Account shall be maintained with the Trustee as long as such account is an Eligible Deposit Account.

(ii)

The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

The Reserve Account shall be maintained with the Trustee as long as such account is an Eligible Deposit Account.

(b)

Funds on deposit in the Collection Account, the Note Distribution Account, the Payahead Account and the Reserve Account (collectively, the “Trust Accounts”) shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions delivered to a Trust Officer of the Trustee and a Trust Officer of the Owner Trustee or other written notice so delivered); provided, however, it is understood and agreed that neither the Trustee nor the Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Trustee or the Owner Trustee, as applicable, for the benefit of the Noteholders and the Certificateholders, as applicable; on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account, the Note Distribution Account, the Payahead Account and the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in a Trust Account on a Transfer Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c)

(i)

The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and the Certificateholders , or the Noteholders, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) or the Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee or the Owner Trustee, as applicable, in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(i)

With respect to the Trust Account Property, the Trustee, agrees, by its acceptance hereof, that:

(A)

any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts subject to the penultimate sentence of Section 5.1(c)(i); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trustee, and the Trustee, shall have sole signature authority with respect thereto;

(B)

any Trust Account Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee;

(C)

any Trust Account Property that is a book- entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

(D)

any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee’s (or its nominee’s) ownership of such security.

(ii)

The Servicer shall have the power, revocable by the Trustee or by the Owner Trustee with the consent of the Trustee, to instruct the Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Trustee to carry out its duties under the Indenture.

(d)

(i)

The Servicer shall establish and maintain with the Trustee an Eligible Deposit Account (the “Payahead Account”).

(i)

The Servicer shall on or prior to each Distribution Date (and prior to deposits to the Note Distribution  Account) transfer from the Collection Account to the Payahead Account  all Payaheads as described in Section 5.3 received by the Servicer  during the Collection Period. Notwithstanding the foregoing and the  first sentence of Section 5.2, for so long as the Servicer is permitted  to make monthly remittances to the Collection Account pursuant to  Section 5.2, Payaheads need not be remitted to and deposited in the  Payahead Account but instead may be remitted to and held by the  Servicer. So long as such condition is met, the Servicer shall not be  required to segregate or otherwise hold separate any Payaheads remitted  to the Servicer as aforesaid but shall be required to remit Payaheads  to the Collection Account in accordance with Section 5.5(a).

SECTION 5.02  Collections.  The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all collected funds received from payments by or on behalf of the Obligors with respect to the Receivables, and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) the Servicer is [   ], (ii) no Servicer Default shall have occurred and be continuing, (iii) if the Servicer does not have a short term debt rating or deposit rating as applicable, of at least A-1 from Standard & Poor’s and P-1 from Moody’s, a guaranty, letter of credit, surety bond or other similar instrument is issued covering the amounts described in clauses (a), (b), (d) and (e) of the definition of Available Principal and amounts described in clauses (a), (b), (d) and (e) of the definition of Interest Distribution Amount, which is acceptable to the Rating Agencies and issued by an entity, which has a short-term debt or deposit rating, as applicable, of at least A-1 from Standard & Poor’s and P-1 from Moody’s; and (iv) the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections to the Collection Account on the related Transfer Date. For purposes of this Article V the phrase “payments by or on behalf of Obligors” shall mean payments made with respect to the Receivables by Persons other than the Servicer, the Sponsor or the Depositor. The Rating Agency Condition with respect to this Section 5.4 and the Closing Date shall be deemed to be satisfied upon the issuance to the Depositor of the rating letters on the Closing Date.

SECTION 5.03  Application of Collections.  (a) All collections for the Collection Period shall be applied by the Servicer as follows:

With respect to each Actuarial Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first to reduce Outstanding Advances as described in Section 5.7(a). Next, any excess shall be applied, in the case of Actuarial Receivables, to the Scheduled Payment and, shall be applied in the case of Simple Interest Receivables, to interest and principal in accordance with the Simple Interest Method. With respect to Actuarial Receivables, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Actuarial Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Actuarial Receivable in full. Otherwise, any such remaining excess payments shall constitute a Payahead and shall increase the Payahead Balance.

(a)

All Liquidation Proceeds shall be applied to the related Receivable in accordance with the Servicer’s customary servicing procedures.

SECTION 5.04  Additional Deposits.  The Servicer shall deposit in the Collection Account the aggregate Advances pursuant to Section 5.7. The Servicer, the Sponsor and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to any Purchased Receivables and the Servicer shall deposit therein any amounts to be paid under Section 9.1. The Servicer will deposit or cause to be deposited the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days after such obligations become due, unless the Servicer shall not be required to make deposits within two Business Days of receipt pursuant to Section 5.2 (in which case such deposit will be made by the related Transfer Date). All such other deposits shall be made on the Transfer Date following the end of the related Collection Period.

SECTION 5.05  Distributions.  (a) On each Distribution Date, the Trustee shall cause to be transferred from the Payahead Account, or from the Servicer in the event the provisions of Section 5.1(d)(ii) are applicable, (i) to the Collection Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Actuarial Receivables for the related Collection Period or prepayments for the related Collection Period, pursuant to Sections 5.3 and 5.7, in the amounts set forth in the Servicer’s Certificate for such Distribution Date and (ii) to the Depositor, in immediately available funds, the investment earnings, net of losses on the Payaheads for the related Collection Period. A single, net transfer may be made.

(a)

On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited from the Reserve Account into the Collection Account and from the Collection Account into the Note Distribution Account.

(b)

On or before each Distribution Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 4.9) to withdraw from the Reserve Account and deposit in the Collection Account and the Trustee shall so withdraw and deposit the Reserve Account Transfer Amount for such Distribution Date.

(c)

The Servicer shall instruct the Trustee (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 4.9) to make, and the Trustee shall make, a distribution from the Collection Account to the Servicer by 11:00 a.m. (New York time), amounts in respect of Outstanding Advances to the extent that the Servicer is entitled to reimbursement in respect thereof in accordance with Section 5.7. Subject to the last paragraph of this Section 5.5(d), no later than each Distribution Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 4.9) to make, and the Trustee shall make, the following deposits and distributions from the Collection Account for deposit in the applicable Account by 10:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

(i)

to the Servicer, from the Total Distribution Amount, the Total Servicing Fee;

(ii)

to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Class A Noteholders’ Interest Distributable Amount;

(iii)

to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) and (ii), the Class B Noteholders’ Interest Distributable Amount;

(iv)

to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the Class A Noteholders’ Principal Distributable Amount;

(v)

to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Class B Noteholders’ Principal Distributable Amount; and

(vi)

to the Trustee for deposit in the Reserve Account, from the Total Distribution Amount, the amounts remaining after the application of clauses (i) through (v) above; provided, however, that following the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture or an acceleration of the Notes pursuant to Section 5.2 of the Indenture, amounts on deposit in the Collection Account, and, in the case of an acceleration, amounts in the Reserve Account, will be deposited in the Note Distribution Account and applied to the Class A Notes to the extent necessary to pay accrued and unpaid interest on the Class A Notes and then, to the extent funds are available therefore, principal on the Class A Notes until the principal balance of the Class A Notes has been reduced to zero, before any amounts are deposited in the Note Distribution Account for application to the Class B Notes. Following the payment in full of the Class A Notes, amounts on deposit in the Collection Account will be deposited in the Note Distribution Account to the extent necessary to pay accrued and unpaid interest on the Class B and then, to the extent funds are available therefore, principal on the Class B Notes until the principal balance thereof has been reduced to zero.

In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 5.5(d) on the related Transfer Date.

SECTION 5.06  Reserve Account.  (a) On the Closing Date, the Depositor shall deposit the Reserve Account Initial Deposit into the Reserve Account. In no circumstances will the Depositor be required to deposit from its own funds any amounts in the Reserve Account other than the Reserve Account Initial Deposit to be made on the Closing Date.

(a)

If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to any and all deposits and withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Trustee to distribute, and the Trustee shall distribute, the amount of the excess to the Paying Agent for distribution to the Certificateholders pursuant to the Trust Agreement. Amounts properly distributed pursuant to Section 5.6(b) shall be deemed released from the Trust and the security interest therein granted to the Trustee and the Depositor shall in no event thereafter be required to refund any such distributed amounts.

SECTION 5.07  Advances.  (a) As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on an Actuarial Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment, the Payahead Balance shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly. Next, the Servicer shall advance any remaining shortfall (such amount an “Advance”), to the extent that the Servicer, at its sole discretion, shall determine that the Advance shall be recoverable from the Obligor, the Purchase Amount, Liquidation Proceeds or proceeds of any other Actuarial Receivables. With respect to each Actuarial Receivable, the Advance shall increase Outstanding Advances. Outstanding Advances shall be reduced by subsequent payments by or on behalf of the Obligor, collections of Liquidation Proceeds in respect of the related Receivable or payments of the Purchase Amount of the related Receivable.

If the Servicer shall determine that an Outstanding Advance with respect to any Actuarial Receivable shall not be recoverable as aforesaid, the Servicer shall be reimbursed from any collections (including Liquidation Proceeds) on other Actuarial Receivables in the Trust and Outstanding Advances with respect to such Actuarial Receivables shall be reduced accordingly.

(a)

The Servicer shall not make any advance with respect to interest on or principal of Simple Interest Receivables.

SECTION 5.08  Statements to Certificateholders and Noteholders.  On each Determination Date, the Servicer shall provide to the Trustee (with a copy to the Rating Agencies) for the Trustee to forward to each Noteholder of record and to each Paying Agent, if any,  and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record, a statement substantially in the form of Exhibit A, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

(i)

the amount of such distribution allocable to principal of each class of the Notes;

(ii)

the amount of such distribution allocable to interest on or with respect to each class of the Notes;

(iii)

the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

(iv)

the aggregate outstanding principal balance of each class of the Notes and the Note Pool Factor for each such class after giving effect to payments allocated to principal reported under (i) above;

(v)

the amount of the Total Servicing Fee paid to the Servicer with respect to the related Collection Period;

(vi)

the amount of the aggregate Realized Losses for such Collection Period;

(vii)

cumulative Realized Losses from the Closing Date, including Realized Losses for such Collection Period;

(viii)

Recoveries, if any, for such Collection Period;

(ix)

aggregate outstanding principal balance of Receivables that are currently in repossession status (excluding Liquidated Receivables);

(x)

the Reserve Account Transfer Amount, if any, for such Distribution Date, the Specified Reserve Account Balance for such Distribution Date, the amount distributed to the Certificateholders from the Reserve Account on such Distribution Date, and the balance of the Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date;

(xi)

the Class A Noteholders’ Interest Carryover Shortfall, the Class B Noteholders’ Interest Carryover Shortfall, the Class A Noteholders’ Principal Carryover Shortfall, and the Class B Noteholders’ Principal Carryover Shortfall;

(xii)

the aggregate Purchase Amount paid by the Sponsor, the Depositor or the Servicer with respect to the related Collection Period;

(xiii)

 the aggregate Payahead Balance;

(xiv)

the amounts collected by the Servicer;

(xv)

the amounts received by the Trust from the Servicer; and

(xvi)

delinquency information relating to the Receivables which are 30, 60 and 90 days delinquent.

Each amount set forth pursuant to paragraph (i), (ii) or (xi) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes.

SECTION 5.09  Net Deposits.  As an administrative convenience, if the Servicer is not required to remit collected funds within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of such funds, aggregate Advances and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. Similarly, the Servicer may cause to be made a single, net transfer, from the Collection Account to the Payahead Account, or vice versa. The Servicer, however, will account to the Owner Trustee, the Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

SECTION 5.10  Reserved.

ARTICLE VI

THE DEPOSITOR

SECTION 6.01  Representations of Depositor.  The Depositor makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Trustee pursuant to the Indenture.

(a)

Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of [   ] with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(b)

Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to so obtain would not have a material adverse impact either on the Depositor, the transactions contemplated in the Basic Documents or the Receivables.

(c)

Power and Authority of the Depositor. The Depositor has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under each of the Basic Documents to which the Depositor is a party; the Depositor has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuing Entity; the Depositor has duly authorized such sale and assignment to the Issuing Entity by all necessary corporate action; and the execution, delivery and performance of each of the Basic Documents to which the Depositor is a party has been duly authorized by the Depositor by all necessary corporate action.

(d)

Binding Obligation. This Agreement and each of the Basic Documents to which the Depositor is a party constitute legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

(e)

No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)

No Proceedings. There are no proceedings or investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of the Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax or ERISA attributes of the Issuing Entity, the Notes or the Certificates.

(g)

All Consents. All authorizations, licenses, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement or any of the Basic Documents to which it is a party and the performance by the Depositor of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuing Entity, the Noteholders or the Certificateholders.

(h)

Indebtedness. All indebtedness of the Depositor will be extinguished concurrently with the sale of the Trust Property by the Depositor to the Trust.

SECTION 6.02  Corporate Existence.  (a) During the term of this Agreement, subject to Section 6.4, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(a)

During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its affiliates, including as follows:

(i)

the Depositor shall maintain corporate records and books of account separate from those of its affiliates;

(ii)

except as otherwise provided in this Agreement, the Depositor shall not commingle its assets and funds with those of its affiliates;

(iii)

the Depositor shall hold such appropriate meetings of its board of directors as are necessary to authorize all the Depositor’s corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Depositor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv)

the Depositor shall at all times hold itself out to the public under the Depositor’s own name as a legal entity separate and distinct from its affiliates; and

(v)

all transactions and dealings between the Depositor and its affiliates will be conducted on an arm’s-length basis

SECTION 6.03  Liability of Depositor; Indemnities.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement and the representations made by the Depositor in this Agreement.

(a)

The Depositor shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee and the Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee or the Trustee and except any taxes to which the Owner Trustee or the Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuing Entity, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Notes, or asserted with respect to ownership of the Receivables or Federal or other income taxes arising out of distributions on the Certificates and the Notes) and reasonable costs and expenses in defending against the same or in connection with any application relating to the Notes or Certificates under any state securities laws.

(b)

The Depositor shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Trustee, the Certificateholders and the Noteholders and the officers, directors, employees and agents of the Issuing Entity, the Owner Trustee and the Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through (i) the Depositor’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor’s or the Issuing Entity’s violation of federal or state securities laws in connection with the offering and sale of the Notes or in connection with any application relating to the Notes under any state securities laws.

(c)

The Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Owner Trustee and its officers, directors, employees and agents from and against any and all losses, claims, damages and liabilities and reasonable costs and expenses arising out of, or incurred in connection with, this Agreement or any of the Basic Documents, the Owner Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Owner Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the failure of the Owner Trustee to perform in accordance with the Trust Agreement or the willful misfeasance, bad faith or negligence of the Owner Trustee, or (ii) shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement. Such liability and indemnification shall survive the termination of the Trust. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

(d)

The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Depositor’s responsibilities pursuant to the parentheticals in paragraph (a) above).

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other reasonable expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

SECTION 6.04  Merger or Consolidation of, or Assumption of The Obligations of, Depositor.  Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, shall be the successor to the Depositor without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Depositor hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Depositor if other than Ace Securities Corp. executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached and no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (iii) the Depositor shall have delivered to the Owner Trustee and the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Depositor shall have a consolidated net worth at least equal to that of the predecessor Depositor, (v) such transaction will not result in a material adverse federal or state tax consequence to the Issuing Entity, the Noteholders or the Certificateholders and (vi) unless Ace Securities Corp., is the surviving entity, the Depositor shall have delivered to the Owner Trustee and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 6.05  Limitation on Liability of Depositor and Others.  The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way the Depositor’s obligations under Section 3.2). Except as provided in this Agreement, the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 6.06  Depositor May Own Certificates or Notes.  The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

SECTION 6.07  Security Interest.  During the term of this Agreement, the Depositor will not take any action to assign the security interest in any Financed Vehicles other than pursuant to the Basic Documents.

ARTICLE VII

THE SERVICER AND THE SPONSOR

SECTION 7.01  Representations of [   ].  [   ] makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of the Agreement and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Trustee pursuant to the Indenture.

(a)

Organization and Good Standing.  [   ] is duly organized and validly existing as a corporation in good standing under the laws of the State of Florida with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Receivables.

(b)

Due Qualification.  [   ] is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications, except where the failure to so obtain would not have a material adverse impact either on [   ], the transactions contemplated in the Basic Documents or the Receivables.

(c)

Power and Authority of [   ].  [   ] has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by [   ] by all necessary corporate action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by [   ] in connection with the execution and delivery by [   ] of this Agreement or any of the Basic Documents to which it is a party and the performance by [   ] of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuing Entity, the Noteholders or Certificateholders.

(d)

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of [   ], enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity (whether applied in a proceeding of law or in equity).

(e)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the certificate of incorporation or by-laws of [   ], or any material indenture, agreement or other instrument to which [   ] is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to [   ] of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over [   ] or its properties.

(f)

No Proceedings.  There are no proceedings or investigations pending against [   ], or, to its best knowledge, threatened against [   ], before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over [   ] or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by [   ] of its obligations under, or the validity or enforceability of this Agreement or any of the Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the federal or state income tax or ERISA attributes of the Issuing Entity, the Notes or the Certificates.

(g)

No Amendment or Waiver. No provision of any Receivable has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the relevant Receivable File, and no such amendment, waiver, alteration or modification causes such Receivable not to conform to the other warranties contained in this Section or those of the Depositor and the Sponsor contained in Section 3.1.

(h)

Approvals. All approvals, licenses, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

(i)

Location of Receivable Files. The Receivable Files are kept in the offices of the Servicer, specified in Schedule B, or at such other office specified in accordance with Section 3.4(b).

SECTION 7.02  Indemnities of Servicer.  The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Trustee, the Depositor, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuing Entity, the Owner Trustee, the Trustee or the Depositor from any and all losses, claims, damages, liabilities and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or by reason of the reckless disregard of the obligations of any subservicer under any subservicing agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such gross negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer or any subservicer, is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fires, earthquake or other natural disasters, to satisfy its obligations under this Agreement, the Servicer shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Servicer’s or any other party’s rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Trustee, the Depositor, the Certificateholders and the Noteholders or any of the officers, directors, employees and agents of the Issuing Entity, the Owner Trustee, the Trustee or the Depositor from any and all losses, claims, damages, liabilities and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or in connection with the termination of the servicing activities of such subservicer with respect to any Receivable) whether pursuant to the terms of any subservicing agreement or otherwise.

The Servicer shall indemnify, defend and hold harmless the Trustee, the Owner Trustee, the Trust, the Depositor, the Certificateholders and the Noteholders from and against any taxes that may at any time be asserted against the Trustee, the Trust, the Owner Trustee, the Certificateholders, the the Noteholders or the Depositor (other than any taxes based upon the income of any such person), with respect to the transactions contemplated herein including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and Trustee and each of their agents, officers, employees and other Persons employed by each of them in connection with the Basic Documents from and against all reasonable costs and expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained or contained in the Basic Documents, if any, except to the extent that such reasonable cost or expense, reasonable loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or Trustee; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Owner Trustee or Trustee; or (c) shall arise from the Owner Trustee’s or Trustee’s breach of any of its representations or warranties set forth in the Trust Agreement or the Indenture, as applicable.

Indemnification under this Section shall survive the resignation and removal of the Trustee and the Owner Trustee or the termination of this Agreement.

SECTION 7.03  Merger or Consolidation of, or Assumption of The Obligations of, [   ].  Any Person (a) into which [   ] may be merged or consolidated, (b) which may result from any merger or consolidation to which [   ] shall be a party or (c) which may succeed to the properties and assets of [   ], substantially as a whole, shall be the successor to [   ] without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that [   ] hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than [   ], executes an agreement of assumption to perform every obligation of [   ] under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (iii) the Servicer shall have delivered to the Owner Trustee and the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and (v) such transaction will not result in a material adverse federal or state tax consequence to the Issuing Entity, the Noteholders or the Certificateholders.

SECTION 7.04  Limitation on Liability of [   ] and Others.  Neither [   ] nor any of its directors, officers, employees or agents shall be under any liability to the Issuing Entity, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by [   ] or any subservicer pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect [   ] or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. [   ] or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

Except as provided in this Agreement, [   ] shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that [   ], may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents to protect the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

SECTION 7.05  [   ] Not to Resign as Servicer.  Subject to the provisions of Section 7.3, [   ] hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of [   ], as Servicer shall be communicated to the Owner Trustee and the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of the Trustee or a Successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.2 or the date upon which any regulatory authority requires such resignation.

SECTION 7.06  Corporate Existence.  (a) During the term of this Agreement, subject to Section 6.4, [   ] will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(a)

During the term of this Agreement, [   ] shall observe the applicable legal requirements for the recognition of [   ] as a legal entity separate and apart from its Affiliates, including as follows:

(i)

[   ] shall maintain corporate records and books of account separate from those of its Affiliates;

(ii)

except as otherwise provided in this Agreement, [   ] shall not commingle its assets and funds with those of its Affiliates;

(iii)

[   ] shall hold such appropriate meetings of its board of directors as are necessary to authorize all [   ] corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Servicer not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv)

[   ] shall at all times hold itself out to the public under [   ] own name as a legal entity separate and distinct from its Affiliates; and

(v)

all transactions and dealings between [   ] and its Affiliates will be conducted on an arm’s-length basis.

ARTICLE VIII

DEFAULT

SECTION 8.01  Servicer Default.  If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a)

any failure by the Servicer to deliver to the Trustee for deposit in any of the Trust Accounts any required payment or to direct the Trustee to make any required distributions therefrom that shall continue unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Trustee or after discovery of such failure by an Authorized Officer of the Servicer; or

(b)

failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of either the Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Owner Trustee or the Trustee or (B) to the Servicer and to the Owner Trustee and the Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Servicer delivers an Officers’ Certificate to the Owner Trustee and the Trustee to such effect and to the effect that the Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

(c)

an Insolvency Event occurs with respect to the Servicer or any successor;

(d)

any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation or accountants’ letter when and as required (including, without limitation, any failure by the Servicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB), which continues unremedied for [ten] calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered then, and in each and every case, other than in the case of a Servicer Default set forth in clause (d) above, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer and the Owner Trustee (and to the Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2) of the Servicer under this Agreement. In the case of a Servicer Default set forth in clause (d) above, so long as the Servicer Default shall not have been remedied, the Issuing Entity shall be entitled to terminate, in its sole discretion, the rights and obligations of the Servicer as servicer under this Agreement; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect; provided, however, that the Issuing Entity shall not be entitled to terminate the rights and obligations of the Servicer pursuant to this section if a failure of the Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to receivables other than the Receivables.

On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee or such successor Servicer as may be appointed under Section 8.2; and, without limitation, the Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. All reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

SECTION 8.02  Appointment of Successor.  (a) Upon the Servicer’s receipt of notice of termination, pursuant to Section 8.1 or the Servicer’s resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Owner Trustee and the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement or (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer’s termination hereunder, the Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Trustee without further action shall automatically be appointed the successor Servicer and the Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

(a)

Upon appointment, the successor Servicer (including the Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. No successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

SECTION 8.03  Payment of Servicing Fee; Repayment of Advances.  If the Servicer shall change, the predecessor Servicer shall be entitled to (i) receive any accrued and unpaid Servicing Fees through the date of the successor Servicer’s acceptance hereunder in accordance with Section 4.8. and (ii) reimbursement for Outstanding Advances pursuant to Sections 5.3 and 5.7 with respect to all Advances made by the predecessor Servicer.

SECTION 8.04  Notification to Noteholders and Certificateholders.  Upon the receipt by a Trust Officer of the Owner Trustee of written notice of any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders and the Trustee shall give prompt written notice thereof to Noteholders and to the Rating Agencies.

SECTION 8.05  Waiver of Past Defaults.  The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Percentage Interest, as applicable, in the case that the Outstanding Amount of the Notes is zero) may, on behalf of all Noteholders and Certificateholders, as the case may be, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE IX

TERMINATION

SECTION 9.01  Optional Purchase of All Receivables.  (a) On the last day of any Collection Period immediately preceding a Determination Date as of which the then outstanding Pool Balance is 5% or less of the Initial Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts. To exercise such option, the Depositor shall deposit pursuant to Section 5.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such Distribution Date, equals the unpaid principal amount of the then outstanding Notes, plus accrued and unpaid interest thereon. Each class of Notes will be redeemed concurrently therewith.

(a)

Reserved.

(b)

Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee and the Rating Agencies as soon as practicable after the Servicer has received knowledge thereof.

SECTION 9.02  Mandatory Sale of All Contracts.  In accordance with the procedures and schedule set forth in Exhibit C hereto (the “Auction Procedures”), the Trustee (or, if the Notes have been paid in full and the Indenture shall have been discharged in accordance with its terms, the Owner Trustee) shall conduct or shall cause to be conducted an auction (the “Auction”) of the Receivables remaining in the Trust (such Receivables hereinafter referred to as the “Auction Property”) in order to effect a termination of the Trust pursuant to Section 9.1 of the Trust Agreement if the Servicer has not exercised its option to purchase the Receivables within 90 days after the last day of the Collection Period as of which such right can be exercised pursuant to Section 9.1 . Such Auction shall be conducted within 10 days following such date. The Depositor, the Sponsor, or the Servicer may, but shall not be required to, bid at the Auction. Such Trustee shall sell or shall cause the sale and transfer of the Auction Property to the highest bidder therefor at the Auction provided that;

(i)

the Auction has been conducted in accordance with the Auction Procedures;

(ii)

such Trustee has received good faith bids for the Auction Property from two prospective purchasers that are considered by such Trustee, in its sole discretion, to be competitive participants in the market for motor vehicle retail installment sale contracts and other motor vehicle installment sale contracts;

(iii)

a financial advisor, as advisor to such Trustee (in such capacity, the “Advisor”), shall have advised such Trustee in writing that at least two of such bidders (including the winning bidder) are participants in the market for motor vehicle retail installment sale contracts and other motor vehicle installment sale contracts willing and able to purchase the Auction Property;

(iv)

the highest bid in respect of the Auction Property is not less than the aggregate fair market value of the Auction Property (as determined by such Trustee in its sole discretion);

(v)

any bid submitted by the Depositor, the Sponsor, the Servicer or any Affiliate of any of them shall reasonably represent the fair market value of the Auction Property, as independently verified and represented in writing by a qualified independent third party evaluator (which may include the Advisor or an investment bank firm) selected by such Trustee; and

(vi)

the highest bid would result in proceeds from the sale of the Auction Property which will be at least equal to the sum of (A) the greater of (1) the aggregate Purchase Price for the Receivables (including defaulted Receivables), plus the appraised value of any other property held by the Trust (less liquidation expenses) or (2) an amount that, when added to amounts on deposit in the Collection Account and available for distribution to Securityholders on the second Distribution Date following the consummation of such sale (the “Liquidation Distribution Date”), would result in proceeds sufficient to distribute to Securityholders the amounts of interest due to the Securityholders for such Distribution Date and any unpaid interest payable to the Securityholders with respect to one or more prior Distribution Dates and the outstanding principal amount of the Notes, and (B) the Total Servicing Fee payable on such second Distribution Date.  Provided that all of the conditions set forth in clauses (i) through (vi) have been met, such Trustee shall sell and transfer the Auction Property, without representation, warranty or recourse, to such highest bidder in accordance with and upon completion of the Auction Procedures. Such Trustee shall deposit the purchase price for the Auction Property in the Collection Account at least one Business Day prior to such second succeeding Distribution Date. In addition, the Auction must stipulate that the Servicer be retained to service the Receivables on terms substantially similar to those in the Agreement. In the event that any of such conditions are not met or such highest bidder fails or refuses to comply with any of the Auction Procedures, such Trustee shall decline to consummate such sale and transfer. In the event such sale and transfer is not consummated in accordance with the foregoing, however, such Trustee may from time to time in the future, but shall not be under any further obligation to, solicit bids for sale of the assets of the Trust upon the same terms and conditions as set forth above.

If any of the foregoing conditions are not met, such Trustee shall decline to consummate such sale and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of Receivables remaining in the Trust. In such event, however, such Trustee may from time to time solicit bids in the future for the purchase of such Receivables pursuant to this Section 9.2.

If applicable, the Trustee shall provide notice to the Owner Trustee of the termination of the Trust pursuant to this Section 9.2 as soon as practicable upon the consummation of the mandatory sale of the Receivables pursuant to this Section 9.2. Each of the Servicer, the Trustee and the Depositor acknowledge that the duties and responsibilities of the Issuing Entity under the Basic Documents shall be performed by the Servicer, and not by the Owner Trustee.

ARTICLE X

ADMINISTRATIVE DUTIES OF THE SERVICER

SECTION 10.01  Administrative Duties.  (a) Duties with respect to the Indenture and Depository Agreement and the Basic Documents. The Servicer shall perform all its duties and the duties of the Issuing Entity under the Depository Agreement. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuing Entity under the Indenture, the Depository Agreement and the Basic Documents. The Servicer shall monitor the performance of the Issuing Entity and shall provide notice to the Owner Trustee when action is necessary to comply with the Issuing Entity’s duties under the Indenture, the Depository Agreement and the Basic Documents. The Servicer shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Indenture, the Depository Agreement and the Basic Documents. In furtherance of the foregoing, the Servicer shall take all appropriate action that is the duty of the Issuing Entity to take pursuant to the Indenture and the Basic Documents.

(a)

Duties with Respect to the Issuing Entity. (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that is the duty of the Issuing Entity to take pursuant to this Agreement or any of the Basic Documents. The Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Servicer.

(i)

Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuing Entity’s payments (or allocations of income) to a Certificateholder (as defined in the Trust Agreement) as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(ii)

Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.6(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that the Owner Trustee shall retain responsibility for the distribution to Certificateholders of the Schedule K-1s furnished to the Owner Trustee by the Servicer which may be necessary to enable each Certificateholder to prepare its federal and state income tax returns.

(iii)

The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(iv)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Servicer’s opinion, no less favorable to the Issuing Entity in any material respect.

(b)

Tax Matters. The Servicer shall prepare and file all tax returns, tax elections, financial statements and such annual or other reports of the Issuing Entity as are necessary for preparation of tax reports, including without limitation forms 1099 and 1065, if applicable.

(c)

Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A)

the amendment of or any supplement to the Indenture;  (B) the initiation of any claim or lawsuit by the Issuing Entity and

(B)

the compromise of any action, claim or lawsuit brought by or against the Issuing Entity (other than in connection with the collection of the Receivables);

(C)

the amendment, change or modification of this Agreement or any of the Basic Documents;

(D)

the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and  (E) the removal of the Trustee.

(d)

Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture, (3) take any other action that the Issuing Entity directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

SECTION 10.02  Records.  The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuing Entity at any time during normal business hours.

SECTION 10.03  Additional Information to be Furnished to the Issuing Entity.  The Servicer shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01  Amendment.  This Agreement may be amended by all of the Sponsor, the Depositor, the Servicer and the Owner Trustee, with the consent of the Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

This Agreement may also be amended from time to time by all of the Sponsor, the Depositor, the Servicer and the Owner Trustee, with the consent of the Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Percentage Interest, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

Prior to its execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies. Promptly after its execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency, each Certificateholder and the Trustee.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 11.2(i)(1) has been delivered. The Owner Trustee and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s or the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 11.02  Protection of Title to Trust.  (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuing Entity and the interests of the Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(a)

Neither the Depositor nor the Servicer shall (nor shall the Servicer permit an Originator to) change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(b)

Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Trustee at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

(c)

The Servicer shall (and shall cause each Originator with respect to the Related Receivables to) maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and Payahead Account in respect of such Receivable.

(d)

The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuing Entity and the Trustee in such Receivable and that such Receivable is owned by the Issuing Entity and has been pledged to the Trustee. Indication of the Issuing Entity’s and the Trustee’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by the Depositor or the Sponsor or purchased by the Servicer.

(e)

If at any time the Sponsor, the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuing Entity and has been pledged to the Trustee.

(f)

The Servicer shall permit the Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer’s records regarding any Receivable.

(g)

Upon request at any time the Owner Trustee or the Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic Documents, the Servicer shall furnish to the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(h)

The Servicer shall deliver to the Owner Trustee and the Trustee:

(1)

promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(2)

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

(i)

The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

SECTION 11.03  Notices.  All demands, notices and communications upon or to the Depositor, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Ace Securities Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, Attention: General Counsel, (b) in the case of the Sponsor, to [   ], Attention: General Counsel, (c) in the case of the servicer, to [   ], Attention: General Counsel, (d) in the case of the Issuing Entity or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (e) in the case of the Trustee, at the Corporate Trust Office, (f) in the case of Moody’s, to Moody’s Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention: ABS Monitoring Department and (e) in the case of Standard & Poor’s, to Standard & Poor’s Corporation, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department.

SECTION 11.04  Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

SECTION 11.05  Limitations On Rights Of Others.  The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuing Entity, the Owner Trustee and for the benefit of the Certificateholders, the Trustee and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.06  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.07  Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.08  Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.09  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.10  Assignment To Trustee.  The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity to the Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuing Entity in, to and under the Receivables and/or the assignment of any or all of the Issuing Entity’s rights and obligations hereunder to the Trustee.

SECTION 11.11  Nonpetition Covenant.  Notwithstanding any prior termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuing Entity, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity.

SECTION 11.12  Limitation of Liability of Owner Trustee and Trustee.  (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [   ], not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall [   ], in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or under any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

(a)

Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [   ] not in its individual capacity but solely as Trustee and in no event shall [   ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

SECTION 11.13  Independence of the Servicer.  For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Servicer shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

SECTION 11.14  No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuing Entity or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 11.15  Intent of the Parties; Reasonableness.

The Seller, Servicer, Sponsor and Issuing Entity acknowledge and agree that the purpose of Article Three of this Agreement is to facilitate compliance by the Issuing Entity and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Sponsor nor the Issuing Entity shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuing Entity in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with this transaction, the Servicer shall cooperate fully with the Issuing Entity to deliver to the Issuing Entity (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuing Entity to permit the Issuing Entity to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Issuing Entity  to be necessary in order to effect such compliance.

The Issuing Entity (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuing Entity to comply with Regulation AB.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

[                                ]

By:

[______________________________]

not in its individual capacity but solely as

Owner Trustee on behalf of the Trust,

By:____________________________________

Name:

Title:

[                                                                    ]

Servicer and Sponsor,

By:____________________________________

Name:

Title:

ACE SECURITIES CORP.

Depositor,

By:____________________________________

Name:

Title:

Acknowledged and Accepted:

[                                        ]

in its individual capacity

but solely as Trustee,

By:___________________________

   Name:

   Title:

Acknowledged and Accepted:

[                                        ]

not in its individual capacity

but solely as Owner Trustee,

By:___________________________

  Name:

  Title:

SCHEDULE A

SCHEDULE OF RECEIVABLES

Delivered to the Owner Trustee and the Trustee at Closing

SCHEDULE B

LOCATION OF RECEIVABLES

EXHIBIT A

FORM OF MONTHLY SECURITYHOLDER STATEMENT

[   ]

[   ]% Class A-1 Asset-Backed Notes

[   ]% Class A-2 Asset-Backed Notes

[   ]% Class A-3 Asset-Backed Notes

[   ]% Class A-4 Asset-Backed Notes

[   ]% Class A-5 Asset-Backed Notes

[   ]% Class B Asset-Backed Notes

Asset Backed Certificates

Distribution Date:

Collection Period:

Under the Sale and Servicing Agreement dated as of [   ] among [   ], as servicer (the “Servicer”) and sponsor (the “Sponsor”), Ace Securities Corp., as depositor (the “Depositor”), [   ], as Issuing Entity (the “Trust”), the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.

Information Regarding the Current Monthly Distribution.

1. Notes.
(a)	The aggregate amount of the distribution with respect to each class of the Notes.	$
(b)	The amount of the distribution set forth in paragraph A.1.(a) above in respect of interest on each class of the Notes.	$
(c)	The amount of the distribution set forth in paragraph A.1.(a) above in respect of principal of each class of the Notes	$
(d)	The amount of the distributions set forth in paragraph A.1(a) payable out of amounts withdrawn from the Reserve Account with respect to the Notes.	$
(e)	The amount of the distribution set forth in paragraph A.1.(a) above per $1,000 interest in each class of the Notes.	$
(f)	The amount of the distribution set forth in paragraph A.1.(b) above per $1,000 interest in each class of the Notes.	$
(g)	The amount of the distribution set forth in paragraph A.1.(c) above per $1,000 interest in each class of the Notes	$
(h)	The amount of the distribution set forth in paragraph A.1.(d) above per $1,000 interest in the Notes	$
2. Certificates.
(a)	The aggregate amount of the distribution with respect to the certificates	$
B. Information Regarding the Performance of the Trust.
1. Pool Balance and Note Principal Balance.
(a)	The Pool Balance at the close of business on the last day of the Collection Period giving effect to payments allocated to principal as set forth in Paragraph A.1(c)	$
(b)	The Note Balance of each class after giving effect to payments allocated to principal as set forth in Paragraph A.1(c)	$
(c)	The Note Pool Factor of each class after giving affect to the payments set forth in paragraph A.1(c)	$
(d)	Reserved	$
(e)	Reserved	$
(f)	The aggregate Purchase Amount for all Receivables that were repurchased in the preceding Collection Period.	$
(g)	The aggregate Payahead Balance on such Distribution Date.	$
(h)	The change in the Payahead Balance from the preceding Distribution Date.	$
(i)	The amount of Outstanding Advances on such Distribution Date.	$
(j)	The change in Outstanding Advances from the preceding Distribution Date.	$
(k)	Total Collections by the Servicer.	$
(l)	All amounts received by the Trust from the Servicer.	$
2. Servicing Fee.
The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Collection Period
3. Payment Shortfalls.
(a)	The amount of the Class A Noteholders’ Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(b) above	$
(b)	The amount of the Class A Noteholders’ Interest Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest with respect to the Class A Notes.	$
(c)	The amount of the Class B Noteholders’ Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(b) above:	$
(d)	The amount of the Class B Noteholders’ Interest Carryover Shortfall set forth in paragraph B.3.(c) above per $1,000 interest with respect to the Class B Notes	$
(e)	The amount of the Class A Noteholders’ Principal Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(c) above	$
(f)	The amount of the Class A Noteholders’ Principal Carryover Shortfall set forth in paragraph B.3.(e) above per $1,000 interest with respect to the Class B Notes	$
(g)	The amount of the Class B Noteholders’ Principal Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(c) above.
(h)	The amount of the Class B Noteholders’ Principal Carryover Shortfall set forth in paragraph B.3.(g) above per $1,000 interest with respect to the Class B Notes:	$
4. Losses and Delinquencies
(a)	The aggregate amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more.	$
(b)	The amount of the aggregate Realized Losses for such Collection Period.	$
(c)	Cumulative Realized Losses from the Closing Date, including Realized Losses for such Collection Period.	$
(d)	Recoveries, if any, for such Collection Period.	$
(e)	Aggregate outstanding principal balance of Receivables that are currently in repossession status (excluding Liquidation Receivables.	$
5. Reserve Account
(a)	The Reserve Account balance as of the last day of the preceding Collection Period, including earnings.	$
(b)	Earnings included in above Balance	$
(c)	Transfer to Reserve Account from Collection Account on Distribution Date.	$
(d)	The Reserve Account balance as of the Distribution Date set forth above after giving effect to the Collection Account on such Distribution Date.	$
(e)	The Specified Reserve Account Balance as of the Distribution Date set forth above.	$
6. Delinquency
(a)	Percentage of principal balance of Receivables delinquent 1 to 30 days.	%
(b)	Percentage of principal balance of Receivables delinquent 31 to 60 days	%
(c)	Percentage of principal balance of Receivables delinquent 61 to 90 days.	%

EXHIBIT B

FORM OF SERVICER’S CERTIFICATE

[           ]

CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is the [title], of [   ], a corporation organized under the laws of the State of [   ](“[   ]”) and that as such he is duly authorized to execute and deliver this certificate on behalf of [   ] pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of [   ] (the “Agreement”) by and among [   ], as servicer (the “Servicer”) and sponsor (the “Sponsor”), Ace Securities Corp., as depositor (the “Depositor”) and [   ], as Issuing Entity (the “Issuing Entity”), (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.

The Monthly Securityholder Statement for the period from

2

As of the date hereof, no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred. [If a Servicer Default has occurred, such Servicer Default shall be specified and its current status reported.]

IN WITNESS WHEREOF, we have affixed hereunto our signatures this day of ____________________, _____.

[                         ]

as Servicer

By: _________________________________

Name:

Title:

EXHIBIT C

TERMINATION - AUCTION PROCEDURES

The following sets forth the auction procedures to be followed in connection with a sale effected pursuant to Section 9.2 of the Sale and Servicing Agreement (the “Agreement”), dated as of [   ] by and among [   ] (the “Trust”), [   ], as servicer (the “Servicer”) and sponsor (the “Sponsor”) and Ace Securities Corp., as depositor (the “Depositor”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement. All references herein to “Trustee” shall be references to [   ], as Indenture Trustee, pursuant to an Indenture, dated as of [   ], between the Trust and the Indenture Trustee. However, if the Notes have been paid in full, and the Indenture has been discharged in accordance with its terms, all references herein to “Trustee” shall be references to the Owner Trustee.

PRE-AUCTION PROCESS

(a)

Upon receiving notice of the Auction, the Advisor will initiate its general Auction procedures consisting of the following: (i) with the assistance of the Servicer, prepare a general solicitation package along with a confidentiality agreement; (ii) derive a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (iv) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the applicable Trustee; and (vi) notify the Servicer of all potential bidders and anticipated timetable.

(b)

The general solicitation package will include: (i) the prospectus from the public offering of the Notes; (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and the prior year’s monthly servicing reports; (iii) a form of a Purchase Agreement and Sale and Servicing Agreement; (iv) a description of the minimum purchase price required to cause the Trustee to sell the Auction Property as set forth in Section 9.2 of the Agreement; (v) a formal bidsheet; (vi) a detailed timetable; and (vii) a preliminary data tape of the Pool Balance as of the related Distribution Date reflecting the same data attributes used to create the Cutoff Date tables for the Prospectus Supplement dated [   ] relating to the offering of the Notes.

(c)

The applicable Trustee, with the assistance of the Servicer and the Advisor, will maintain an auction package beginning at the time of closing of the transaction, which will contain terms (i)-(iii) listed in the preceding paragraph. If the Advisor is unable to perform its role as advisor to the applicable Trustee, the Servicer acting in its capacity under the Agreement will select a successor Advisor and inform the applicable Trustee of its actions.

(d)

The Advisor will send solicitation packages to all bidders at least 15 business days before the date of the Auction. Bidders will be required to submit any due diligence questions in writing to the Advisor for determination of their relevancy, no later than 10 business days before the date of the Auction. The Servicer and the Advisor will be required to satisfy all relevant questions at least five Business Days prior to the date of the Auction and distribute the questions and answers to all bidders.

AUCTION PROCESS

(a)

(a) _______________________, in its role as Advisor to the applicable Trustee, will be allowed to bid in the Auction, but will not be required to do so.

(b)

The Servicer will also be allowed to bid in the Auction if it deems appropriate, but will not be required to do so.

(c)

On the date of the Auction, all bids will be due by facsimile to the offices of the applicable Trustee by 1:00 p.m. New York City time, with the winning bidder to be notified by 2:00 p.m. New York City time. All acceptable bids (as described in Section 9.2 of the Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

(d)

If the applicable Trustee receives fewer than two market value bids from participants in the market for motor vehicle retail installment sale contracts and other motor vehicle installment sale contracts willing and able to purchase the Auction Property, the applicable Trustee shall decline to consummate the sale.

(e)

Upon notification to the winning bidder, a good faith deposit equal to one percent (1%) of the Pool Balance will be required to be wired to the applicable Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price but will not be refundable. The applicable Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Collection Account, such time not to exceed one Business Day before the related Distribution Date (as described above).

(f)

The winning bidder will receive on the date of the Auction a copy of the draft Purchase Agreement, Sale and Servicing Agreement and Servicer’s Representations and Warranties (which shall be substantially identical to the representations and warranties set forth in Section 7.1 of the Agreement).

(g)

______________, in its capacity as Advisor to the applicable Trustee, will provide to the applicable Trustee a letter concluding whether or not the winning bid is a fair market value bid. __________________ will also provide such letter if it is the winning bidder. In the case where _____________ or the Servicer is the winning bidder it will in its letter provide for market comparable valuations.

(h)

The Auction will stipulate that the Servicer be retained to service the Receivables sold pursuant to the terms of the Purchase and Sale Agreement and Servicing Agreement.

EXHIBIT D

FORM OF ANNUAL CERTIFICATION

Re:

The Sale and Servicing Agreement dated as of [      ], 200[ ] (the “Agreement”), among [            ] as Issuing Entity, [          ] as Servicer and Ace Securities Corp. as Depositor

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Issuing Entity and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Receivables by the Company during 200[ ] that were delivered by the Company to the Issuing Entity and the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuing Entity and the Depositor;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuing Entity, the Depositor and the Trustees.  Any material instances of noncompliance described in such reports have been disclosed to the Issuing Entity and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:  ________________________

Name:

Title:

EXHIBIT E

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

EXHIBIT F

POWER OF ATTORNEY

(Provided Upon Request)

EXHIBIT G

FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:

REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Collateral, we request the release of the Mortgage File described below.

Servicing Agreement Dated:

Series #:

Account #:

Pool #:

Loan #:

Borrower Name(s):

Reason for Document Request: (circle one)

Mortgage Loan

Prepaid in Full

Mortgage Loan Repurchased

“We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement.”

____________________________________

[Name of Servicer]

Authorized Signature

TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:

[  ]

Promissory Note

[  ]

Primary Insurance Policy

[  ]

Mortgage or Deed of Trust

[  ]

Assignment(s) of Mortgage or

Deed of Trust

[  ]

Title Insurance Policy

[  ]

Other:  ___________________________

_________________________________

Name

_________________________________

Title

_________________________________

Date

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED

IN ASSESSMENT OF COMPLIANCE

Definitions

Primary Servicer – transaction party having borrower contact

Master Servicer – aggregator of pool assets

Securities Administrator – waterfall calculator (may be the Trustee, or may be the Master Servicer)

Back-up Servicer – named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)

Custodian – safe keeper of pool assets

Paying Agent – distributor of funds to ultimate investor

Trustee – fiduciary of the transaction

Note:  The definitions above describe the essential function that the party performs, rather than the party’s title.  So, for example, in a particular transaction, the trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:

X – obligation

[X] – under consideration for obligation

Reg AB Reference	Servicing Criteria	Primary Servicer	Master Servicer	Securities Admin	Custodian	Paying Agent	Trustee

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X		X (Sec. 9.01)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X	X	X	X (Sec. 8.01)
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

			[X]			X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X		X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X		X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X			X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

		X	X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.		X	X		X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X		X